Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Worldwide Manufacturing
USA, Inc., formerly Tabatha III, Inc.,(the "Company") on Form 10-KSB/A for the period ending June 30, 2003, (the "Report"), I, John Ballard, Principal Financial Officer and Principal Accounting Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ John Ballard
-----------------------
John Ballard
Principal Financial Officer and
Principal Accounting Officer


Date: February 10, 2004